Sales and advertising expense	12 Months Ended
Dec. 31, 2021
Sales and advertising expense
Sales and advertising expense

25      Sales and advertising expense

Sales and advertising expense is comprised of the following:

	For the year ended December 31,
In thousands of USD	2019	2020	2021
Staff costs	9,160	9,717	9,815
Advertising campaigns	48,309	24,765	69,521
Selling expenses	5,238	2,581	2,588
Sales and advertising expense	62,707	37,063	81,924

Sales and advertising expense increased by 121.0% from USD 37.1 million in 2020 to USD 81.9 million in 2021, primarily due to a step-up in marketing investments across marketing channels. The marketing mix was rebalanced with an increased share of offline media and video advertising to drive awareness and activation.